ZONED®
PROPERTIES INC

Commercial Real Estate Services for the Regulated Cannabis Industry

Property Technology

Site Identification Advisory

Commercial Brokerage

Investment Portfolio

ZONED®
PROPERTIES INC

Investor Presentation

August 2022 | OTCQB: ZDPY

FORWARD-LOOKING STATEMENTS

ZONED PROPERTIES INC

Safe Harbor Statement

This presentation contains forward-looking statements. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

COVID-19 Statement

In March 2020, the World Health Organization declared COVID-19 a global pandemic and recommended containment and mitigation measures worldwide. The Company is monitoring this closely, and although operations have not been materially affected by the COVID-19 outbreak to date, the ultimate duration and severity of the outbreak and its impact on the economic environment and our business is uncertain. Currently, all of the properties in the Company's portfolio are open to its Significant Tenants and will remain open pursuant to state and local government requirements. The Company did not experience in 2020 or 2021 and does not foresee in 2022, any material changes to its operations from COVID-19. The Company's tenants are continuing to generate revenue at these properties, and they have continued to make rental payments in full and on time and we believe the tenants' liquidity position is sufficient to cover its expected rental obligations. Accordingly, while the Company does not anticipate an impact on its operations, it cannot estimate the duration of the pandemic and potential impact on its business if the properties must close or if the tenants are otherwise unable or unwilling to make rental payments. In addition, a severe or prolonged economic downturn could result in a variety of risks to the Company's business, including weakened demand for its properties and a decreased ability to raise additional capital when needed on acceptable terms, if at all.

Our
MISSION

To provide a full-spectrum of **Real Estate Services** for the **Regulated Cannabis Industry**, positioning the **Company** for **Real Estate Investments** & **Revenue Growth**.

Our
VISION

Integrating **Legacy Cannabis** into **Modern Communities** through **Real Estate Development Projects.**

Our
VALUES

Sophistication, **Safety**, **Sustainability**, **Stewardship**

Zoned Properties® (OTCQB: ZDPY) is positioning to deploy **Real Estate Capital** focused on **Highly Regulated Industries** that have **Major Barriers to Entry** and **Premium Return Profiles**, with a best-in-class team to help **Mitigate Risks**.

Scalable growth opportunity with **Public Company Up-side**
12.2 Million Shares Outstanding | 6+ Years as Public Company: Audited & SEC Reporting
$2 Million non-toxic Debt (Maturity 2030)
Access to $4.5 Million additional Debt Facility with new Banking Relationship

---

Property Investment Portfolio generating **$1.83 Million Revenue Annually**
Over **$30 Million in Revenue** remaining through average Contracted Lease Term (2040)
Triple-Net (NNN) Investment-Grade Leases

THE MARKET LANDSCAPE

ZONED® PROPERTIES INC

There are over **40,000 Localities** in the USA (Counties, Cities, Townships)*

With over **$15 Trillion** worth of **Commercial Real Estate****

And a growing **Cannabis Industry** creating **$100 Billion+** dollars of economic impact***

Across **37+ States** that have legalized and regulated medical or adult-use cannabis****

Sources: * Gov Census 2012, ** NaREIT 2018, *** MJBiz Factbook 2021, **** NCSL 2022

THE MARKET CHALLENGE

ZONED PROPERTIES INC

How to Fund & Service **$BILLIONS** in <u>Commercial Real Estate</u> for the Cannabis Industry?


FUNDING
SERVICES

<u>Real Estate Investment Trusts</u>
(REITs)

<u>Real Estate Development Firms</u>
(Zoned Properties, Inc.)

Zoned Properties is <u>not a REIT</u>, but we play in the same Sandbox

THE MARKET OPPORTUNITY

ZONED PROPERTIES INC

There are approximately **9,500+ Retail Dispensaries** in the U.S. as of July **2022***

There may be as many as **15,000+ Retail Dispensaries** in the U.S. by **2025**

With an average of **$2 Million** in Real Estate Capital needed per **Project Site**
~60% of these projects will need 3rd Party **Real Estate Capital**
~95% of these projects will need 3rd Party **Real Estate Services & Expertise**

Zoned Properties is positioned to capture **Market Share** by leveraging our full-spectrum of integrated commercial real estate development services.

Sources: *Cannabiz Media Database 2022

THE ZONED PROPERTIES SOLUTION


Property Technology
Site Identification Advisory
Commercial Brokerage
Investment Portfolio

Property Technology powering **Real Estate Services** fueling our **Investment Portfolio**

The best-in-class team at **Zoned Properties** are experts in cannabis real estate services. We have been sharpening our **National Services** and **Property Investment** process to fuel a strong **Pipeline** for investment portfolio acquisitions and growth

---

Zoned Properties can go where others won't or can't, leveraging our **full-spectrum** of **Real Estate Services** to build a strong property **Investment Portfolio**

ZONED PROPERTIES PROPERTY TECHNOLOGY

ZONED PROPERTIES INC

Property Technology

- We believe **Property Technology (“PropTech”)** will become a significant driver of growth and scale in highly regulated real estate marketplaces, especially the legalized cannabis industry.
- Zoned Properties has partnered with Zoneomics & invested $90,000 to launch our zoning and mapping platform, **Rezone**, that will focus on democratizing commercial real estate intelligence, developing the capabilities to provide hundreds of thousands of service professionals, business operators, and real estate investors with GIS mapping data and information.
- Zoned Properties has invested $50,000 in AnamiTech, alongside the launch of their flagship PropTech platform, **GreenSpace Pro**, that has focused its property technology platform on project management tools and solutions for the cannabis operators, regulators, and project teams.



Zoneomics

Anami TECH

REZONE

GreenSpacePro

ZONED PROPERTIES PROPERTY TECHNOLOGY

ZONED PROPERTIES INC

Property Technology

- $150,000+ Invested into PropTech Projects
- Rezone Beta launched April 2022
- AnamiTech Investment July 2022
- Expanding PropTech Resources in Tech-Stack
- Exploring additional PropTech Opportunities

**As of August 2022*

ZONED PROPERTIES ADVISORY SERVICES

ZONED PROPERTIES INC

Site Identification Advisory

We help clients develop Cannabis Projects

Let ***us*** develop your project, so ***you*** can develop your business.

- Identifying and developing qualified real estate for regulated cannabis can be extremely challenging. Sifting through municipal zoning code, endless review of local mapping overlays, measuring distances from sensitive uses, and all to risk having a property owner deny the use. The list goes on.
- At Zoned Properties, we leverage our best-in-class network and years of experience specializing in cannabis real estate with proven processes and a proprietary tech stack that saves our clients time and money.



REZONE
70
24
4
CBD
ZONED
PROPERTIES INC

ZONED PROPERTIES ADVISORY SERVICES

ZONED PROPERTIES INC

Site Identification Advisory

- $450,000+ Advisory Revenues*
- 125+ Cannabis Sites Identified*
- 50+ Advisory Client Project Engagements*
- 12+ States Direct Cannabis Experience*
- National Cannabis Advisory Network

**Cumulative Advisory Metrics since inception as of August 2022*

ZONED PROPERTIES BROKERAGE SERVICES

Commercial Brokerage

- We believe commercial real estate transactions in emerging and highly regulated industries, including legalized cannabis, can be extremely challenging.
- That's why we created our own, in-house, licensed brokerage team to directly guide clients through the process toward a successful transaction.
- Our brokerage team is implementing a growth strategy to establish new Zoned Properties brokerage offices in emerging state markets and further strengthen existing brokerage partnerships creating access to service the national cannabis marketplace.

ZONED PROPERTIES BROKERAGE LLC

ZONED PROPERTIES BROKERAGE SERVICES

ZONED PROPERTIES INC

Commercial Brokerage

- $50 Million in Deals Closed for Clients*
- $970,000+ Brokerage Revenues*
- 1,500,000+ Square Feet of Active Listings *
- 25+ Client Projects across 5 State Markets*
- National Cannabis Brokerage Network

Cumulative Brokerage Metrics since inception as of August 2022

ZONED PROPERTIES INVESTMENT PORTFOLIO

ZONED PROPERTIES INC

Investment Portfolio

- We believe Regulated Cannabis Properties are strong drivers of value for real estate development and investment opportunities. A healthy balance of both debt and equity in buying power, and a balance of stabilized properties and development projects in acquisition targeting can create the most opportune risk-reward profile for Zoned Properties and its shareholders.
- Our direct real estate services have been intentionally positioned and designed to feed a strong pipeline of acquisition targets for our Investment Portfolio. We believe the Company must simultaneously execute on scaling both our direct services for the marketplace and our access to capital and buying power putting capital to work to expand our Investment Portfolio.
- Some of our primary cannabis property targets for Investment Portfolio acquisitions include:
    - Brick and Mortar, Commercial Real Estate Sale-Leasebacks
    - Brick and Mortar, Commercial Real Estate Retail Design-Build
    - Brick and Mortar, Cannabis Franchise Retail Locations
    - Property Portfolio, Direct-to-consumer, NNN Leased Retail Sites

ZONED PROPERTIES INVESTMENT PORTFOLIO

ZONED PROPERTIES INC

Investment Portfolio

4 Properties in Arizona | 100% Leased*

$1.83 Million Annual NNN Revenue*

$25 Million Valuation @ 7% Cap Rate**

27.9% Cap Rate with current Net Basis***

$4.5 Million+ Current Buying Power****

** Investment Portfolio Metrics as of June 30, 2022*

*** $1,751,023 (Annual Investment Portfolio NOI) @ 7.0% Cap Rate = $25,014,614*

**** $1,751,023 (Annual Investment Portfolio NOI) / $6,269,374 (Rental Properties Net on Balance Sheet) = 27.9% Capitalization Rate*

***** $4.5 Million Debt Facility Secured plus access to cash-on-hand and additional capital partners.*

ZONED PROPERTIES INVESTMENT PORTFOLIO

ZONED PROPERTIES INC

Investment Portfolio

Location	Tempe, AZ	Chino Valley, AZ	Green Valley, AZ	Kingman, AZ	
Description	Industrial /Office	Greenhouse/ Nursery	Retail (special use)	Retail (special use)	
Current Use	Cannabis Facility	Cannabis Facility	Cannabis Dispensary	Cannabis Dispensary	
Date Acquired	March 2014	August 2015	October 2014	May 2014	
Lease Start Date	May 2018	May 2018	May 2018	May 2018	
Lease End Date	April 2040	April 2040	April 2040	April 2040	
Total No. of Tenants	1	1	1	1	**Portfolio Total**
Land Area (Acres)	3.65	47.60	1.33	0.32	52.90
Land Area (Sq. Feet)	158,772	2,072,149	57,769	13,939	2,302,629
Undeveloped Land Area (Sq. Feet)	-	1,782,563	-	6,878	1,789,441
Developed Land Area (Sq. Feet)	158,772	289,586	57,769	7,061	513,188
Total Rentable Building Sq. Ft.	60,000	97,312	1,440	1,497	160,249
Vacant Rentable Sq. Ft.	-	-	-	-	-
Sq. Ft. rented as of June 30, 2022	60,000	97,312	1,440	1,497	160,249
Annual Base Rent (*,**)					
2022 (remainder of year)	$ 305,027	$ 525,485	$ 21,000	$ 24,000	$ 875,512
2023	610,053	1,050,970	42,000	48,000	1,751,023
2024	610,053	1,050,970	42,000	48,000	1,751,023
2025	610,053	1,050,970	42,000	48,000	1,751,023
2026	598,589	1,050,970	42,000	48,000	1,739,559
2027	590,400	1,050,970	42,000	48,000	1,731,370
Thereafter	7,281,600	12,961,958	518,000	592,000	21,353,558
Total	$ 10,605,775	$ 18,742,293	$ 749,000	$ 856,000	$ 30,953,068

* Annual base rent represents amount of cash payments due from tenants.

** For Tempe, AZ, table includes rental income generated from the lease of parking lot space used by a third party as an antenna location.

(As of June 30, 2022)

SUMMARY CAPITAL STRUCTURE

ZONED PROPERTIES INC

(As of June 30, 2022)

*$ in millions

Book Value (BV) of Total Capital


75%
Book Value of Equity
$8.0M*
Total Capital
25%
Total Debt

Market Value (MV) of Total Capital


81%
Market Value of Equity
$10.7M**
Total Capital
19%
Total Debt

* $2.0M of Debt + $6.05M of Stockholders' Equity = $8.05M BV of Total Capital

** $2.0M of Debt + $8.72M of MV Equity ($0.715/share at 6/30/2022 * 12.20M shares outstanding) = $10.72 MV of Total Capital

STATEMENT OF OPERATIONS & CASH FLOW

ZONED PROPERTIES INC

(As of June 30, 2022)

	Six Months Ended	Year Ended			
	6/30/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Total revenues	$1,437,353	$1,820,485	$1,215,442	$1,260,421	$1,236,930
Total operating expenses	$1,437,039	$1,775,785	$1,177,709	$1,259,706	$3,198,413
Interest expenses	$60,000	$120,000	$120,000	$120,000	-
Interest expenses – related parties	$600	$1,200	$1,200	$1,200	$121,200
Net loss	$(64,759)	$(165,819)	$(78,338)	$(12,281)[1]	($2,027,278)[2]
Net cash provided by operating activities	$270,968	$489,257	$170,040	$284,914	$359,984
Total common shares outstanding	12,201,548	12,201,548	12,011,548	11,901,548	17,441,552

[1] Includes $108,204 one-time gain from receipt of utilities rebate.
[2] Includes $1.9 million one-time, non-cash write-off of deferred rent receivable.

SUMMARY BALANCE SHEETS

ZONED PROPERTIES INC

(As of June 30, 2022)


Total Assets
$8,552,654
Total Liabilities
$2,503,503
Total Shareholders' Equity
$6,049,151

	As of	
	6/30/2022	12/31/2021
Cash	$891,244	$1,191,940
Rental Properties, Net	$6,269,374	$6,441,465
Total Debt	$2,000,000	$2,020,000
Total Liabilities	$2,503,503	$2,221,558
Total Shareholders' Equity	$6,049,151	$5,915,898

INDUSTRY LEADERSHIP



A Highly Regulated &
EMERGING INDUSTRY

"We are building for an industry that does not yet exist. It's our responsibility to make sure it gets done right."

-Bryan McLaren

Executive
Councils & Memberships

COMPANY LEADERSHIP

ZONED® PROPERTIES INC

Board of Directors

Bryan McLaren
Chairman

Alex McLaren
Director

Art Friedman
Independent Director

David Honaman
Independent Director

Derek Overstreet
Independent Director

Jody Kane
Independent Director

Executive Management

Bryan McLaren; MBA
Chief Executive Officer
Chief Financial Officer

Berekk Blackwell
Chief Operating Officer
Corporate President

Dan Gauthier; JD
Chief Legal Officer
Corporate Secretary

Corporate Team Members & Service Providers

Joseph Lewis
Designated Broker

Patrick Moroney
Dir. of Real Estate

Kyle Gere
Strategic Projects Mgr.

Laura Anthony
SEC Counsel

Kim Prince
Proven Media

ZONED PROPERTIES, INC. (OTCQB: ZDPY)

ANCILLARY CANNABIS CO.
NON-PLANT TOUCHING

5+ YEARS CASH FLOW
POSITIVE FROM OPERATIONS

2 MILLION SQ. FT. OF
PROPERTY OWNERSHIP
(No Toxic Debt)

6+ YEARS AS FULLY AUDITED
SEC REPORTING COMPANY

EXECUTIVE MEMBERSHIPS
FORBES, USGBC, NCIA, BBB

MULTI-STATE EXPERIENCE &
PROVEN SUCCESS

TIGHT CAPITAL STRUCTURE
12,201,548 COMMON SHARES
(As of August 2022)

COMMUNITY FOCUSED
REGULATED CANNABIS CO.

COMPANY CONTACT INFORMATION

ZONED PROPERTIES INC

COMPANY CONTACT

Bryan McLaren; Chairman, CEO, & CFO

Zoned Properties, Inc. | Scottsdale, AZ

www.ZonedProperties.com | Tel 877.360.8839 | Bryan@ZonedProperties.com